First Horizon Corporation Reports Third Quarter 2023 Net Income Available to Common Shareholders of
$129 Million, or EPS of $0.23; $150 Million, or $0.27, on an Adjusted Basis*

Period end deposits increased $1.6 billion QoQ or 2%, up 6% year-to-date with common equity tier 1 ratio of 11.1%

Period end loans increased $0.5 billion QoQ, or 1%, up 6% year-to-date

ROTCE of 8.0% and adjusted ROTCE of 9.2% with tangible book value per share of $11.22*

MEMPHIS, TN (October 18, 2023) – First Horizon Corporation (NYSE: FHN or “First Horizon”) today reported third quarter net income available to common shareholders ("NIAC") of $129 million, or earnings per share of $0.23, compared with second quarter 2023 NIAC of $317 million, or earnings per share of $0.56.

Third quarter 2023 results were reduced by a net $20 million after-tax, or $0.04 per share, of notable items compared with a benefit of $98 million, or $0.17 per share, in second quarter 2023. Excluding notable items, adjusted third quarter 2023 NIAC of $150 million, or $0.27 per share, decreased from $219 million, or $0.39 per share, in second quarter 2023.

“Our third quarter results demonstrated the strength and resilience of our company. Our loan and deposit trends continue to be solid. We opened more than 19,000 new deposit accounts bringing over $1 billion in new balances,” said Chairman, President and Chief Executive Officer Bryan Jordan. “We remain disciplined with credit quality; as the economic environment drives credit normalization, we expect credit to perform well over the cycle.”

“Thanks to the hard work of our associates, we’ve proven that we can be nimble and flexible with capital and expense control while managing the dynamics of our balance sheet across various economic cycles. Our actions will give us the ability to generate strong shareholder returns over the long-term,” continued Jordan.

Notable Items

Notable Items
Quarterly, Unaudited ($s in millions, except per share data)	3Q23	2Q23	3Q22
Summary of Notable Items:
Gain on merger termination	$—	$225	$—
Gain on sale of title services business (other noninterest income)	—	—	21
Gain related to equity securities investment (other noninterest income)	—	—	10
Net Merger/acquisition/transaction-related items	—	(30)	(24)
Other notable expenses	(10)	(65)	—
Total Notable items (pre-tax)	(10)	130	7
Total Notable items (after-tax) *	(20)	98	5
EPS impact of notable items	$(0.04)	$0.17	$0.01
Numbers may not foot due to rounding.
* 3Q23 includes after-tax notable items of $13 million comprised of $24 million related to the surrender of approximately $214 million in book value of bank owned life insurance policies, partially offset by an $11 million benefit from merger-related tax items.

Third quarter pre-tax net notable items include $10 million of restructuring costs. Additionally, third quarter includes after-tax notable items of $13 million comprised of $24 million related to the surrender of approximately $214 million in book value of bank owned life insurance policies, partially offset by an $11 million benefit from merger-related tax items.

*ROTCE, PPNR, tangible book value per share, loans and leases excluding LMC, and "Adjusted" results are Non-GAAP Financial Measures; NII, Total Revenue, NIM and PPNR are presented on a fully taxable equivalent basis; References to loans include leases and EPS are based on diluted shares; Capital ratios are preliminary. See page 5 for information on our use of Non-GAAP measures and their reconciliation to GAAP beginning on page 21.

Third Quarter 2023 versus Second Quarter 2023 Highlights

•Total revenue of $778 million decreased $253 million from decreased noninterest income due to a $225 million gain on merger termination recognized in second quarter and lower net interest income. Adjusted revenue of $782 million decreased $28 million, or 3%, primarily due to a decline in net interest income.
•Net interest income of $605 million decreased $26 million, or 4%, as the benefit of higher loan rates and loan balances was more than offset by higher funding costs from customer deposit growth.
•Noninterest income of $173 million decreased $227 million due to a $225 million gain on merger termination recognized in second quarter. Adjusted noninterest income of $173 million decreased $2 million as lower deferred compensation income was partially offset by higher FHLB dividends received in third quarter.
•Noninterest expense of $474 million decreased $81 million driven by a $55 million decline in other notable items and $30 million of merger-related costs recognized in second quarter. Adjusted noninterest expense of $465 million increased $4 million as an increase in other noninterest expense from higher FDIC fees was partially offset by lower personnel expense.
•Provision expense of $110 million increased $60 million largely driven by a credit loss on a single relationship and loan growth.
•Average interest-earning assets of $76.3 billion increased $1.0 billion driven by a $1.5 billion increase in loans somewhat offset by a $0.4 billion decrease in the investment security portfolio and a $0.2 billion decrease in interest-bearing deposits with banks.
•Average deposits of $66.5 billion increased $5.1 billion, or 8%, driven by a $6.6 billion increase in interest-bearing deposits partially offset by a $1.5 billion decrease in DDA and other noninterest-bearing deposits.
•Total deposit costs of 244 basis points increased 71 basis points, reflecting a full quarter impact from a successful deposit campaign and the impact of a higher Fed Funds rate.
•Period-end deposits of $67.0 billion increased $1.6 billion reflecting a $2.6 billion increase in interest-bearing deposits partially offset by a $1.0 billion decrease in noninterest-bearing.
•Average loans increased $1.5 billion driven by a $1.0 billion increase in commercial loans and a $0.5 billion increase in consumer loans.
•Period-end loans increased $0.5 billion, or 1%, driven by a $0.3 billion increase in commercial and a $0.2 billion increase in consumer.
•Allowance for credit losses ("ACL") to loans ratio increased slightly to 1.36% as of September 30, 2023. The ACL to nonperforming loans ratio of 214% increased from 206% at June 30, 2023.
•Net charge-offs of $95 million increased $72 million largely driven by a single credit from a company in bankruptcy; nonperforming loans of $394 million decreased $8 million and the nonperforming loan ratio of 0.64% decreased from 0.66% at June 30, 2023.
•ROCE of 6.3%; ROTCE of 8.0%; Adjusted ROTCE of 9.2%; CET 1 ratio of 11.1%; and total capital ratio of 13.6%.
•Tangible book value per share of $11.22 at September 30, 2023 compared with $11.50 at June 30, 2023. The decrease was driven by higher mark-to-market on the AFS securities portfolio and interest rate hedges.

SUMMARY RESULTS
Quarterly, Unaudited

				3Q23 Change vs.
($s in millions, except per share and balance sheet data)	3Q23	2Q23	3Q22	2Q23			3Q22
				$/bp		%	$/bp		%
Income Statement
Interest income - taxable equivalent[1]	$1,084	$1,019	$737	$65		6%	$347		47%
Interest expense- taxable equivalent[1]	475	385	71	90		23	404		NM
Net interest income- taxable equivalent	609	635	666	(26)		(4)	(57)		(9)
Less: Taxable-equivalent adjustment	4	4	4	—		—	—		—
Net interest income	605	631	662	(26)		(4)	(57)		(9)
Noninterest income	173	400	213	(227)		(57)	(40)		(19)
Total revenue	778	1,031	875	(253)		(25)	(97)		(11)
Noninterest expense	474	555	468	(81)		(15)	6		1
Pre-provision net revenue[3]	304	475	406	(171)		(36)	(102)		(25)
Provision for credit losses	110	50	60	60		120	50		83
Income before income taxes	194	425	346	(231)		(54)	(152)		(44)
Provision for income taxes	52	96	78	(44)		(46)	(26)		(33)
Net income	142	329	268	(187)		(57)	(126)		(47)
Net income attributable to noncontrolling interest	5	5	3	—		—	2		67
Net income attributable to controlling interest	137	325	265	(188)		(58)	(128)		(48)
Preferred stock dividends	8	8	8	—		—	—		—
Net income available to common shareholders	$129	$317	$257	$(188)		(59)%	$(128)		(50)%

Adjusted net income[4]	$163	$231	$263	$(68)		(29)%	$(100)		(38)%
Adjusted net income available to common shareholders[4]	$150	$219	$252	$(69)		(32)%	$(102)		(40)%
Common stock information
EPS	$0.23	$0.56	$0.45	$(0.33)		(59)%	$(0.22)		(49)%
Adjusted EPS[4]	$0.27	$0.39	$0.44	$(0.12)		(31)%	$(0.17)		(39)%
Diluted shares[8]	561	561	570	—		—%	(9)		(2)%
Key performance metrics
Net interest margin	3.17%	3.38%	3.48%	(21)	bp		(31)	bp
Efficiency ratio	60.92	53.87	53.56	705			736
Adjusted efficiency ratio[4]	59.39	56.90	52.42	249			697
Effective income tax rate	26.67	22.63	22.58	404			409
Return on average assets	0.68	1.60	1.29	(92)			(61)
Adjusted return on average assets[4]	0.78	1.13	1.27	(35)			(49)
Return on average common equity (“ROCE")	6.3	16.4	13.9	(1,012)			(757)
Return on average tangible common equity (“ROTCE”)[4]	8.0	21.1	18.2	(1,315)			(1,028)
Adjusted ROTCE[4]	9.2	14.6	17.9	(538)			(868)
Noninterest income as a % of total revenue	22.27	38.82	24.30	(1,655)			(203)
Adjusted noninterest income as a % of total revenue[4]	22.16%	21.63%	21.37%	53	bp		79	bp
Balance Sheet (billions)
Average loans	$61.4	$59.9	$56.5	$1.5		3%	$4.9		9%
Average deposits	66.5	61.4	68.1	5.1		8	(1.6)		(2)
Average assets	83.2	82.3	82.6	0.9		1	0.7		1
Average common equity	$8.2	$7.7	$7.4	$0.4		5%	$0.8		11%
Asset Quality Highlights
Allowance for credit losses to loans and leases	1.36%	1.35%	1.31%	1	bp		5	bp
Net charge-off ratio	0.61	0.16	0.08	46			53
Nonperforming loan and leases ratio	0.64%	0.66%	0.51%	(2)	bp		13	bp
Capital Ratio Highlights (current quarter is an estimate)
Common Equity Tier 1	11.1%	11.1%	9.9%	4	bp		118	bp
Tier 1	12.1	12.1	11.7	3			41
Total Capital	13.6	13.6	13.1	5			53
Tier 1 leverage	10.5%	10.5%	9.8%	(5)	bp		68	bp
Numbers may not foot due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 20.

Third Quarter 2023 versus Second Quarter 2023
Net interest income
Net interest income of $605 million decreased $26 million as the benefit of higher rates and loan balances was more than offset by higher funding costs driven by customer deposit growth. Net interest margin of 3.17% decreased 21 basis points largely as the benefit of higher rates and loan growth was more than offset by the impact of higher funding costs.

Noninterest income
Noninterest income of $173 million decreased $227 million due to a $225 million gain on merger termination recognized in second quarter. Adjusted noninterest income of $173 million decreased $2 million driven by an $8 million decrease in deferred compensation and lower fixed income, partially offset by higher FHLB dividends received in third quarter. Fixed income average daily revenue of $301 thousand decreased 14% compared with $348 thousand in second quarter 2023 due to continuing challenging market conditions.

Noninterest expense
Noninterest expense of $474 million decreased $81 million and included an $85 million decrease in notable items. Adjusted noninterest expense of $465 million increased $4 million as an increase in other noninterest expense was partially offset by lower personnel expense.

Loans and leases
Average loan and lease balances of $61.4 billion increased $1.5 billion reflecting a 2% increase in commercial and a 4% increase in consumer. Commercial loan growth of $1.0 billion was driven by a $0.6 billion increase in C&I loans. Consumer loan growth increased $0.5 billion compared to the prior quarter driven by an increase in consumer real estate. Loan balances excluding loans to mortgage companies (LMC) increased $1.4 billion compared to the prior quarter, driven by a $0.9 billion increase in commercial and a $0.5 billion increase in consumer.

Period-end loans and leases of $61.8 billion increased $0.5 billion from second quarter 2023, reflecting a 1% increase in commercial and a 1% increase in consumer. Before the $0.5 billion decrease of LMC, period-end loans increased $0.9 billion, or 2%, driven by a $0.7 billion increase in commercial and a $0.2 billion increase in consumer.

Deposits
Average deposits of $66.5 billion increased $5.1 billion, or 8%, driven by FHN's promotional deposit campaigns. Period-end deposits of $67.0 billion increased $1.6 billion reflecting a $2.6 billion increase in interest-bearing deposits partially offset by a $1.0 billion decrease in noninterest-bearing. Total deposit costs of 244 basis points increased 71 basis points with a 81 basis point increase in interest-bearing deposit costs.

Asset quality
Provision expense of $110 million increased $60 million in third quarter largely reflecting a credit loss on a single relationship and the impact of 2% loan growth excluding LMC.

Net charge-offs increased to $95 million, or 61 basis points, from $23 million, or 16 basis points, in second quarter 2023, largely driven by a single credit from a company in bankruptcy.

Nonperforming loans of $394 million decreased $8 million. Third quarter 2023 ACL to nonperforming loans coverage ratio of 214% compared with 206% in second quarter 2023.

The ACL to loans ratio increased to 1.36% from 1.35% in second quarter 2023.

Capital
CET1 ratio of 11.1% and total capital ratio of 13.6% in third quarter 2023 consistent with second quarter 2023.

Income taxes
Third quarter 2023 effective tax rate of 26.7% compared with 22.6% in second quarter 2023. On an adjusted basis, the effective tax rate of 20.1% in the third quarter 2023 decreased from 21.6% in second quarter 2023. Third quarter includes after-tax notable items of $24 million related to the surrender of approximately $214 million in book value of bank owned life insurance policies, partially offset by an $11 million benefit from merger-related tax items.

Forward-Looking Statements
This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements pertain to FHN's beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results, or other developments. Forward-looking statements can be identified by the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward,” and other expressions that indicate future events and trends.

Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic, and competitive uncertainties and contingencies, many of which are beyond FHN’s control, and many of which, with respect to future business decisions and actions (including acquisitions and divestitures), are subject to change and could cause FHN’s actual future results and outcomes to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include those mentioned: in this document; in Items 2.02 and 7.01 of FHN’s Current Report on Form 8-K to which this document has been filed as an exhibit; in the forepart, and in Items 1, 1A, and 7, of FHN’s most recent Annual Report on Form 10-K, as amended; and in the forepart, and in Item 1A of Part II, of FHN’s Quarterly Report(s) on Form 10-Q filed this year.

FHN assumes no obligation to update or revise any forward-looking statements that are made in this document or in any other statement, release, report, or filing from time to time.

Use of Non-GAAP Measures and Regulatory Measures that are not GAAP

Certain measures included in this report are “non-GAAP,” meaning they are not presented in accordance with generally accepted accounting principles in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. Although other entities may use calculation methods that differ from those used by FHN for non-GAAP measures, FHN’s management believes such measures are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. Non-GAAP measures are reported to FHN’s management and Board of Directors through various internal reports.

The non-GAAP measures presented in this earnings release are fully taxable equivalent measures, pre-provision net revenue ("PPNR"), Loans to Mortgage Companies ("LMC"), return on average tangible common equity (“ROTCE”), tangible common equity (“TCE”) to tangible assets (“TA”), tangible book value ("TBV") per common share, and various consolidated and segment results and performance measures and ratios adjusted for notable items.

Presentation of regulatory measures, even those which are not GAAP, provide a meaningful base for comparability to other financial institutions subject to the same regulations as FHN, as demonstrated by their use by banking regulators in reviewing capital adequacy of financial institutions. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this financial supplement include: common equity tier 1 capital ("CET1"), generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations; and risk-weighted assets, which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios.

Refer to the tabular reconciliation of non-GAAP to GAAP measures and presentation of the most comparable GAAP items, beginning on page 21.

Conference Call Information
Analysts, investors and interested parties may call toll-free starting at 8:15 a.m. CT on October 18, 2023 by dialing 1-833-470-1428 (if calling from the U.S.) or 404-975-4839 (if calling from outside the U.S) and entering access code 535504. The conference call will begin at 8:30 a.m. CT.

Participants can also opt to listen to the live audio webcast at https://ir.firsthorizon.com/events-and-presentations/default.aspx.

A replay of the call will be available beginning at noon CT on October 19 until midnight CT on November 3, 2023. To listen to the replay, dial 1-866-813-9403 (U.S. callers); the access code is 902096. A replay of the webcast will also be available on our website on October 19 and will be archived on the site for one year.

First Horizon Corp. (NYSE: FHN), with $82.5 billion in assets as of September 30, 2023, is a leading regional financial services company, dedicated to helping our clients, communities and associates unlock their full potential with capital and counsel. Headquartered in Memphis, TN, the banking subsidiary First Horizon Bank operates in 12 states across the southern U.S. The Company and its subsidiaries offer commercial, private banking, consumer, small business, wealth and trust management, retail brokerage, capital markets, fixed income, and mortgage banking services. First Horizon has been recognized as one of the nation's best employers by Fortune and Forbes magazines and a Top 10 Most Reputable U.S. Bank. More information is available at www.FirstHorizon.com.

Contact: Investor Relations - NRFlanders@firsthorizon.com
Media Relations - Beth.Ardoin@firsthorizon.com

CONSOLIDATED INCOME STATEMENT
Quarterly, Unaudited

						3Q23 Change vs.
($s in millions, except per share data)	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23		3Q22
						$	%	$	%
Interest income - taxable equivalent[1]	$1,084	$1,019	$923	$860	$737	$65	6%	$347	47%
Interest expense- taxable equivalent[1]	475	385	232	148	71	90	23	404	NM
Net interest income- taxable equivalent	609	635	691	712	666	(26)	(4)	(57)	(9)
Less: Taxable-equivalent adjustment	4	4	4	4	4	—	—	—	—
Net interest income	605	631	688	709	662	(26)	(4)	(57)	(9)
Noninterest income:
Fixed income	28	30	39	35	46	(2)	(7)	(18)	(39)
Mortgage banking and title	7	6	5	4	9	1	17	(2)	(22)
Brokerage, trust, and insurance	34	35	34	33	34	(1)	(3)	—	—
Service charges and fees	60	59	55	56	56	1	2	4	7
Card and digital banking fees	20	21	19	20	21	(1)	(5)	(1)	(5)
Deferred compensation income	—	8	3	7	(3)	(8)	(100)	3	100
Gain on merger termination	—	225	—	—	—	(225)	(100)	—	NM
Other noninterest income	25	17	15	20	50	8	47	(25)	(50)
Total noninterest income	173	400	171	174	213	(227)	(57)	(40)	(19)
Total revenue	778	1,031	859	882	875	(253)	(25)	(97)	(11)
Noninterest expense:
Personnel expense:
Salaries and benefits	188	191	188	178	186	(3)	(2)	2	1
Incentives and commissions	77	86	80	97	92	(9)	(10)	(15)	(16)
Deferred compensation expense	—	8	3	7	(2)	(8)	(100)	2	100
Total personnel expense	266	285	271	281	275	(19)	(7)	(9)	(3)
Occupancy and equipment[2]	67	68	70	71	71	(1)	(1)	(4)	(6)
Outside services	69	71	66	70	66	(2)	(3)	3	5
Amortization of intangible assets	12	12	12	13	13	—	—	(1)	(8)
Other noninterest expense	60	119	59	69	44	(59)	(50)	16	36
Total noninterest expense	474	555	478	503	468	(81)	(15)	6	1
Pre-provision net revenue[3]	304	475	381	379	406	(171)	(36)	(102)	(25)
Provision for credit losses	110	50	50	45	60	60	120	50	83
Income before income taxes	194	425	331	334	346	(231)	(54)	(152)	(44)
Provision for income taxes	52	96	75	64	78	(44)	(46)	(26)	(33)
Net income	142	329	256	270	268	(187)	(57)	(126)	(47)
Net income attributable to noncontrolling interest	5	5	4	4	3	—	—	2	67
Net income attributable to controlling interest	137	325	251	266	265	(188)	(58)	(128)	(48)
Preferred stock dividends	8	8	8	8	8	—	—	—	—
Net income available to common shareholders	$129	$317	$243	$258	$257	$(188)	(59)%	$(128)	(50)%
Common Share Data
EPS	$0.23	$0.59	$0.45	$0.48	$0.48	$(0.36)	(61)%	$(0.25)	(52)%
Basic shares	559	539	537	536	536	20	4	23	4
Diluted EPS	$0.23	$0.56	$0.43	$0.45	$0.45	$(0.33)	(59)	$(0.22)	(49)
Diluted shares[8]	561	561	572	572	570	—	—%	(9)	(2)%

Effective tax rate	26.7%	22.6%	22.7%	19.2%	22.6%
Numbers may not foot due to rounding. See footnote disclosures on page 20.

ADJUSTED[5] FINANCIAL DATA - SEE NOTABLE ITEMS ON PAGE 9
Quarterly, Unaudited

						3Q23 Change vs.
($s in millions, except per share data)	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23		3Q22
						$	%	$	%
Net interest income (FTE)[1]	$609	$635	$691	$712	$666	$(26)	(4)%	$(57)	(9)%
Adjusted noninterest income:
Fixed income	28	30	39	35	46	(2)	(7)	(18)	(39)
Adjusted mortgage banking and title	7	6	5	4	9	1	17	(2)	(22)
Brokerage, trust, and insurance	34	35	34	33	34	(1)	(3)	—	—
Service charges and fees	60	59	55	56	56	1	2	4	7
Card and digital banking fees	20	21	19	20	21	(1)	(5)	(1)	(5)
Deferred compensation income	—	8	3	7	(3)	(8)	(100)	3	100
Gain on merger termination	—	—	—	—	—	—	NM	—	NM
Adjusted other noninterest income	25	17	15	20	18	8	47	7	39
Adjusted total noninterest income	$173	$175	$171	$173	$181	$(2)	(1)%	$(8)	(4)%
Total revenue (FTE)[1]	$782	$810	$863	$885	$847	$(28)	(3)%	$(65)	(8)%

Adjusted noninterest expense:
Adjusted personnel expense:
Adjusted salaries and benefits	$188	$187	$188	$178	$185	$1	1%	$3	2%
Adjusted Incentives and commissions	68	65	64	70	68	3	5	—	—
Adjusted deferred compensation expense	—	8	3	7	(2)	(8)	(100)	2	100
Adjusted total personnel expense	256	260	255	254	251	(4)	(2)	5	2
Adjusted occupancy and equipment[2]	67	68	70	71	70	(1)	(1)	(3)	(4)
Adjusted outside services	69	68	63	64	64	1	1	5	8
Adjusted amortization of intangible assets	12	12	12	12	12	—	—	—	—
Adjusted other noninterest expense	60	53	58	58	48	7	13	12	25
Adjusted total noninterest expense	$465	$461	$457	$458	$444	$4	1%	$21	5%

Adjusted pre-provision net revenue[3]	$318	$349	$406	$428	$403	$(31)	(9)%	$(85)	(21)%

Provision for credit losses	$110	$50	$50	$45	$60	$60	120%	$50	83%

Adjusted net income available to common shareholders	$150	$219	$259	$293	$252	$(69)	(32)%	$(102)	(40)%

Adjusted Common Share Data
Adjusted diluted EPS	$0.27	$0.39	$0.45	$0.51	$0.44	$(0.12)	(31)%	$(0.17)	(39)%
Diluted shares[8]	561	561	572	572	570	—	—%	(9)	(2)%

Adjusted effective tax rate	20.1%	21.6%	22.9%	19.8%	22.4%
Adjusted ROTCE	9.2%	14.6%	18.6%	21.7%	17.9%
Adjusted efficiency ratio	59.4%	56.9%	53.0%	51.7%	52.4%
Numbers may not foot due to rounding.
See footnote disclosures on page 20.

NOTABLE ITEMS
Quarterly, Unaudited

(In millions)	3Q23	2Q23	1Q23	4Q22	3Q22
Summary of Notable Items:
Gain on merger termination	$—	$225	$—	$—	$—
Gain on sale of title services business	—	—	—	1	21
Gain related to equity securities investments	—	—	—	—	10
Net Merger/acquisition/transaction-related items	—	(30)	(21)	(36)	(24)
Other notable expenses*	(10)	(65)	—	(10)	—
Total notable items (pre-tax)	(10)	130	(21)	(45)	7
Tax-related notable items **	(13)	—	—	—	—
EPS impact of notable items	$(0.04)	$0.17	$(0.03)	$(0.06)	$0.01
Numbers may not foot due to rounding
* 3Q23 includes $10 million of restructuring expenses; 2Q23 includes $50 million contribution to First Horizon Foundation; 2Q23 and 4Q22 includes $15 million and $10 million, respectively of Visa derivative valuation expense.
** 3Q23 includes after-tax notable items of $24 million related to the surrender of approximately $214 million in book value of bank owned life insurance policies, partially offset by an $11 million benefit from merger-related tax items.

IMPACT OF NOTABLE ITEMS:
Quarterly, Unaudited

(In millions)	3Q23	2Q23	1Q23	4Q22	3Q22
Impacts of Notable Items:
Noninterest income:
Gain on merger termination	$—	$(225)	$—	$—	$—
Other noninterest income	—	—	—	(1)	(32)
Total noninterest income	$—	$(225)	$—	$(1)	$(32)

Noninterest expense:
Personnel expenses:
Salaries and benefits	$—	$(4)	$—	$—	$—
Incentives and commissions	(9)	(21)	(16)	(27)	(24)
Deferred compensation expense	—	—	—	—	—
Total personnel expenses	(10)	(25)	(16)	(27)	(25)
Occupancy and equipment[2]	—	—	—	—	(1)
Outside services	—	(4)	(3)	(6)	(2)
Amortization of intangible assets	—	—	—	(1)	(1)
Other noninterest expense	—	(66)	(2)	(11)	4
Total noninterest expense	$(10)	$(95)	$(21)	$(46)	$(25)

Income before income taxes	$10	$(130)	$21	$45	$(7)
Provision for income taxes *	(11)	(33)	6	11	(2)
Net income/(loss) available to common shareholders	$20	$(98)	$16	$34	$(5)
Numbers may not foot due to rounding
* 3Q23 includes after-tax notable items of $24 million related to the surrender of approximately $214 million in book value of bank owned life insurance policies, partially offset by an $11 million benefit from merger-related tax items.

FINANCIAL RATIOS
Quarterly, Unaudited
						3Q23 Change vs.
	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23			3Q22
FINANCIAL RATIOS						$/bp		%	$/bp		%
Net interest margin	3.17%	3.38%	3.88%	3.89%	3.48%	(21)	bp		(31)	bp
Return on average assets	0.68%	1.60%	1.32%	1.35%	1.29%	(92)			(61)
Adjusted return on average assets[4]	0.78%	1.13%	1.40%	1.52%	1.27%	(35)			(49)
Return on average common equity (“ROCE”)	6.28%	16.40%	13.34%	14.42%	13.85%	(1,012)			(757)
Return on average tangible common equity (“ROTCE”)[4]	7.95%	21.10%	17.43%	19.14%	18.23%	(1,315)			(1,028)
Adjusted ROTCE[4]	9.21%	14.59%	18.55%	21.68%	17.89%	(538)			(868)
Noninterest income as a % of total revenue	22.27%	38.82%	19.94%	19.68%	24.30%	(1,655)			(203)
Adjusted noninterest income as a % of total revenue[4]	22.16%	21.63%	19.85%	19.55%	21.37%	53			79
Efficiency ratio	60.92%	53.87%	55.65%	57.07%	53.56%	705			736
Adjusted efficiency ratio[4]	59.39%	56.90%	52.95%	51.70%	52.42%	249			697

CAPITAL DATA
CET1 capital ratio*	11.1%	11.1%	10.4%	10.2%	9.9%	4	bp		118	bp
Tier 1 capital ratio*	12.1%	12.1%	12.1%	11.9%	11.7%	3	bp		41	bp
Total capital ratio*	13.6%	13.6%	13.6%	13.3%	13.1%	5	bp		53	bp
Tier 1 leverage ratio*	10.5%	10.5%	10.7%	10.4%	9.8%	(5)	bp		68	bp
Risk-weighted assets (“RWA”) (billions)	$71.8	$71.5	$69.5	$69.2	$68.6	$—		1%	$3		5%
Total equity to total assets	10.65%	10.53%	11.02%	10.83%	10.32%	12	bp		33	bp
Tangible common equity/tangible assets (“TCE/TA”)[4]	7.76%	7.71%	7.41%	7.12%	6.64%	5	bp		112	bp
Period-end shares outstanding (millions)[9]	559	559	538	537	537	—		—%	22		4%
Cash dividends declared per common share	$0.15	$0.15	$0.15	$0.15	$0.15	$—		—%	$—		—%
Book value per common share	$14.28	$14.58	$14.11	$13.48	$12.99	$(0.30)		(2)%	$1.29		10%
Tangible book value per common share[4]	$11.22	$11.50	$10.89	$10.23	$9.72	$(0.28)		(2)%	$1.50		15%

SELECTED BALANCE SHEET DATA
Loans-to-deposit ratio (period-end balances)	92.18%	93.68%	96.10%	91.51%	86.88%	(150)	bp		530	bp
Loans-to-deposit ratio (average balances)	92.35%	97.52%	93.33%	88.73%	82.99%	(517)	bp		936	bp
Full-time equivalent associates	7,340	7,327	7,282	7,477	7,569	13		—%	(229)		(3)%
Certain previously reported amounts have been reclassified to agree with current presentation.
*Current quarter is an estimate.
See footnote disclosures on page 20.

CONSOLIDATED PERIOD-END BALANCE SHEET
Quarterly, Unaudited

						3Q23 Change vs.
(In millions)	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23		3Q22
Assets:						$	%	$	%

Loans and leases:
Commercial, financial, and industrial (C&I)	$33,163	$33,116	$32,172	$31,780	$31,620	$47	—%	$1,543	5%
Commercial real estate	14,121	13,891	13,397	13,228	13,021	230	2	1,100	8
Total Commercial	47,283	47,006	45,570	45,008	44,641	277	1	2,642	6
Consumer real estate	13,685	13,475	12,668	12,253	11,864	210	2	1,821	15
Credit card and other[5]	809	813	807	840	849	(4)	(1)	(40)	(5)
Total Consumer	14,494	14,289	13,475	13,093	12,712	205	1	1,782	14
Loans and leases, net of unearned income	61,778	61,295	59,045	58,101	57,354	483	1	4,424	8
Loans held for sale	613	789	650	590	680	(176)	(22)	(67)	(10)
Investment securities	9,435	9,949	10,317	10,207	10,103	(514)	(5)	(668)	(7)
Trading securities	1,231	1,059	1,122	1,375	1,421	172	16	(190)	(13)
Interest-bearing deposits with banks	1,917	4,523	2,488	1,384	3,241	(2,606)	(58)	(1,324)	(41)
Federal funds sold and securities purchased under agreements to resell	416	282	309	482	690	134	48	(274)	(40)
Total interest earning assets	75,389	77,898	73,929	72,139	73,489	(2,509)	(3)	1,900	3
Cash and due from banks	1,022	1,137	987	1,061	1,193	(115)	(10)	(171)	(14)
Goodwill and other intangible assets, net	1,709	1,720	1,732	1,744	1,757	(11)	(1)	(48)	(3)
Premises and equipment, net	590	595	603	612	622	(5)	(1)	(32)	(5)
Allowance for loan and lease losses	(760)	(737)	(715)	(685)	(664)	(23)	(3)	(96)	(14)
Other assets	4,584	4,458	4,193	4,082	3,903	126	3	681	17
Total assets	$82,533	$85,071	$80,729	$78,953	$80,299	$(85,071)	(100)%	$(80,299)	(100)%

Liabilities and Shareholders' Equity:
Deposits:
Savings	$25,590	$23,733	$21,346	$21,971	$22,800	$1,857	8%	$2,790	12%
Time deposits	7,783	8,279	3,777	2,887	2,671	(496)	(6)	5,112	NM
Other interest-bearing deposits	15,817	14,620	15,184	15,165	14,730	1,197	8	1,087	7
Total interest-bearing deposits	49,190	46,632	40,306	40,023	40,202	2,558	5	8,988	22
Trading liabilities	366	174	144	335	383	192	110	(17)	(5)
Short-term borrowings	2,507	6,946	6,484	2,506	1,416	(4,439)	(64)	1,091	77
Term borrowings	1,157	1,156	1,605	1,597	1,597	1	—	(440)	(28)
Total interest-bearing liabilities	53,220	54,908	48,540	44,461	43,598	(1,688)	(3)	9,622	22
Noninterest-bearing deposits	17,825	18,801	21,134	23,466	25,813	(976)	(5)	(7,988)	(31)
Other liabilities	2,694	2,403	2,161	2,480	2,605	291	12	89	3
Total liabilities	73,740	76,112	71,835	70,406	72,016	(2,372)	(3)	1,724	2
Shareholders' Equity:
Preferred stock	520	520	1,014	1,014	1,014	—	—	(494)	(49)
Common stock	349	349	336	336	335	—	—	14	4
Capital surplus	5,337	5,324	4,863	4,840	4,812	13	—	525	11
Retained earnings	3,874	3,830	3,595	3,430	3,254	44	1	620	19
Accumulated other comprehensive loss, net	(1,582)	(1,359)	(1,208)	(1,367)	(1,427)	(223)	(16)	(155)	(11)
Combined shareholders' equity	8,498	8,664	8,599	8,251	7,987	(166)	(2)	511	6
Noncontrolling interest	295	295	295	295	295	—	—	—	—
Total shareholders' equity	8,794	8,960	8,895	8,547	8,283	(166)	(2)	511	6
Total liabilities and shareholders' equity	$82,533	$85,071	$80,729	$78,953	$80,299	$(2,538)	(3)%	$2,234	3%
Memo:
Total deposits	$67,015	$65,433	$61,440	$63,489	$66,014	$1,582	2%	$1,001	2%
Loans to mortgage companies	$2,237	$2,691	$2,040	$2,258	$2,710	$(454)	(17)%	$(473)	(17)%
Unfunded Loan Commitments:
Commercial	$22,063	$22,134	$21,844	$22,875	$23,778	$(72)	—%	$(1,715)	(7)%
Consumer	$4,432	$4,400	$4,404	$4,329	$4,248	$31	1%	$183	4%
Numbers may not foot due to rounding. See footnote disclosures on page 20.

CONSOLIDATED AVERAGE BALANCE SHEET
Quarterly, Unaudited

						3Q23 Change vs.
(In millions)	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23		3Q22
Assets:						$	%	$	%

Loans and leases:
Commercial, financial, and industrial (C&I)	$33,042	$32,423	$31,558	$31,562	$31,120	$618	2%	$1,921	6%
Commercial real estate	13,999	13,628	13,290	13,095	12,926	372	3	1,073	8
Total Commercial	47,041	46,051	44,848	44,657	44,046	990	2	2,995	7
Consumer real estate	13,575	13,058	12,401	12,049	11,633	517	4	1,942	17
Credit card and other[5]	816	815	825	858	864	1	—	(47)	(5)
Total Consumer	14,391	13,873	13,226	12,907	12,496	518	4	1,895	15
Loans and leases, net of unearned income	61,432	59,924	58,074	57,564	56,543	1,508	3	4,889	9
Loans held-for-sale	782	731	596	597	761	51	7	21	3
Investment securities	9,811	10,192	10,263	10,132	10,315	(381)	(4)	(504)	(5)
Trading securities	1,099	1,110	1,284	1,311	1,342	(11)	(1)	(243)	(18)
Interest-bearing deposits with banks	2,867	3,110	1,468	2,618	6,341	(243)	(8)	(3,474)	(55)
Federal funds sold and securities purchased under agreements to resell	315	279	392	583	661	36	13	(346)	(52)
Total interest earning assets	76,306	75,346	72,076	72,805	75,963	960	1	343	—
Cash and due from banks	997	1,024	1,035	1,118	1,246	(27)	(3)	(249)	(20)
Goodwill and other intangibles assets, net	1,714	1,726	1,738	1,750	1,767	(12)	(1)	(53)	(3)
Premises and equipment, net	592	598	607	616	629	(6)	(1)	(37)	(6)
Allowances for loan and lease losses	(766)	(728)	(692)	(675)	(639)	(38)	(5)	(127)	(20)
Other assets	4,377	4,338	4,076	3,907	3,585	39	1	792	22
Total assets	$83,220	$82,304	$78,841	$79,521	$82,551	$916	1%	$669	1%

Liabilities and shareholders' equity:
Deposits:
Savings	$24,963	$21,542	$21,824	$22,477	$23,569	$3,421	16%	$1,394	6%
Time deposits	8,087	5,520	3,336	2,720	2,759	2,567	47	5,328	NM
Other interest-bearing deposits	15,329	14,719	14,790	14,658	15,102	610	4	227	2
Total interest-bearing deposits	48,379	41,781	39,950	39,855	41,431	6,598	16	6,948	17
Trading liabilities	276	216	324	353	372	60	28	(96)	(26)
Short-term borrowings	3,760	7,999	3,695	1,821	1,711	(4,239)	(53)	2,049	120
Term borrowings	1,161	1,428	1,602	1,597	1,598	(267)	(19)	(437)	(27)
Total interest-bearing liabilities	53,575	51,424	45,572	43,626	45,112	2,151	4	8,463	19
Noninterest-bearing deposits	18,145	19,664	22,274	25,021	26,701	(1,519)	(8)	(8,556)	(32)
Other liabilities	2,522	2,187	2,289	2,459	2,068	335	15	454	22
Total liabilities	74,242	73,275	70,134	71,106	73,882	967	1	360	—
Shareholders' Equity:
Preferred stock	520	986	1,014	1,014	1,014	(466)	(47)	(494)	(49)
Common stock	349	337	336	336	335	12	4	14	4
Capital surplus	5,330	4,891	4,851	4,826	4,802	439	9	528	11
Retained earnings	3,861	3,759	3,518	3,358	3,175	102	3	686	22
Accumulated other comprehensive loss, net	(1,378)	(1,241)	(1,307)	(1,414)	(953)	(137)	(11)	(425)	(45)
Combined shareholders' equity	8,683	8,734	8,411	8,119	8,373	(51)	(1)	310	4
Noncontrolling interest	295	295	295	295	295	—	—	—	—
Total shareholders' equity	8,978	9,029	8,707	8,415	8,669	(51)	(1)	309	4
Total liabilities and shareholders' equity	$83,220	$82,304	$78,841	$79,521	$82,551	$916	1%	$669	1%
Memo:
Total deposits	$66,523	$61,445	$62,224	$64,876	$68,133	$5,078	8%	$(1,610)	(2)%
Loans to mortgage companies	$2,353	$2,262	$1,875	$2,299	$2,917	$90	4%	$(564)	(19)%
Numbers may not foot due to rounding. See footnote disclosures on page 20.

CONSOLIDATED NET INTEREST INCOME AND AVERAGE BALANCE SHEET: YIELDS AND RATES
Quarterly, Unaudited
											3Q23 Change vs.
	3Q23		2Q23		1Q23		4Q22		3Q22		2Q23		3Q22
(In millions, except rates)	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense		Income/Expense
											$	%	$	%
Interest earning assets/Interest income:
Loans and leases, net of unearned income:
Commercial	$779	6.58%	$727	6.34%	$668	6.04%	$607	5.40%	$496	4.47%	$52	7%	$283	57%
Consumer	165	4.55	153	4.39	141	4.26	134	4.14	124	3.94	12	8	41	33
Loans and leases, net of unearned income	944	6.10	880	5.89	809	5.64	742	5.12	619	4.35	64	7	325	53
Loans held-for-sale	15	7.88	14	7.58	11	7.08	9	6.34	9	4.91	1	7	6	67
Investment securities	62	2.54	63	2.49	63	2.45	61	2.41	55	2.14	(1)	(2)	7	13
Trading securities	19	7.03	19	6.69	20	6.21	19	5.79	15	4.55	—	—	4	27
Interest-bearing deposits with banks	39	5.34	40	5.13	17	4.60	24	3.61	34	2.15	(1)	(3)	5	15
Federal funds sold and securities purchased under agreements	4	5.06	3	4.85	4	4.35	5	3.48	2	2.04	1	33	2	100
Interest income	$1,084	5.64%	$1,019	5.42%	$923	5.18%	$860	4.70%	$737	3.86%	$65	6%	$347	47%

Interest bearing liabilities/Interest expense:
Interest-bearing deposits:
Savings	$219	3.48%	$141	2.63%	$96	1.79%	$67	1.19%	$18	0.31%	$78	55%	$201	NM
Time deposits	89	4.35	49	3.56	16	1.96	6	0.90	2	0.50	40	82	87	NM
Other interest-bearing deposits	102	2.64	75	2.06	58	1.59	39	1.05	21	0.56	27	36	81	NM
Total interest-bearing deposits	409	3.36	265	2.55	171	1.73	112	1.12	42	0.41	144	54	367	NM
Trading liabilities	3	4.20	2	3.82	3	3.83	3	3.59	3	3.03	1	50	—	—
Short-term borrowings	46	4.80	99	4.94	38	4.16	13	2.85	7	2.22	(53)	(54)	39	NM
Term borrowings	17	5.82	19	5.21	20	4.98	19	4.81	18	4.57	(2)	(11)	(1)	(6)
Interest expense	475	3.52	385	3.00	232	2.06	148	1.35	71	0.63	90	23	404	NM
Net interest income - tax equivalent basis	609	2.12	635	2.42	691	3.11	712	3.35	666	3.23	(26)	(4)	(57)	(9)
Fully taxable equivalent adjustment	(4)	1.05	(4)	0.96	(4)	0.76	(4)	0.54	(4)	0.25	—	—	—	—
Net interest income	$605	3.17%	$631	3.38%	$688	3.88%	$709	3.89%	$662	3.48%	$(26)	(4)%	$(57)	(9)%

Memo:
Total loan yield		6.10%		5.89%		5.64%		5.12%		4.35%
Total deposit cost		2.44%		1.73%		1.11%		0.69%		0.25%
Total funding cost		2.63%		2.17%		1.38%		0.85%		0.39%
Average loans and leases, net of unearned income		$61,432		$59,924		$58,074		$57,564		$56,543
Average deposits		66,523		61,445		62,224		64,876		68,133
Average funded liabilities		71,720		71,088		67,846		68,647		71,814
Net interest income and yields are adjusted to a fully taxable equivalent (“FTE”) basis assuming a statutory federal income tax of 21 percent and, where applicable, state income taxes.
Earning assets yields are expressed net of unearned income.
Loan yields include loan fees, cash basis interest income, and loans on nonaccrual status.
Numbers may not foot due to rounding.
See footnote disclosures on page 20.

CONSOLIDATED NONPERFORMING LOANS AND LEASES ("NPL")
Quarterly, Unaudited

	As of					3Q23 change vs.
(In millions, except ratio data)	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23		3Q22
						$	%	$	%
Nonperforming loans and leases
Commercial, financial, and industrial (C&I)	$123	$184	$204	$153	$116	$(61)	(33)%	$6	6%
Commercial real estate	125	73	63	9	10	52	71	114	NM
Consumer real estate	145	144	155	152	163	1	—	(18)	(11)
Credit card and other[5]	2	2	2	2	3	—	(7)	(1)	(22)
Total nonperforming loans and leases	$394	$402	$424	$316	$292	$(8)	(2)%	$102	35%

Asset Quality Ratio
Nonperforming loans and leases to loans and leases
Commercial, financial, and industrial (C&I)	0.37%	0.55%	0.63%	0.48%	0.37%
Commercial real estate	0.88	0.52	0.47	0.07	0.08
Consumer real estate	1.06	1.07	1.22	1.24	1.37
Credit card and other[5]	0.26	0.27	0.29	0.27	0.31
Total nonperforming loans and leases to loans and leases	0.64%	0.66%	0.72%	0.54%	0.51%
Numbers may not foot due to rounding.

CONSOLIDATED LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Quarterly, Unaudited

	As of					3Q23 change vs.
(In millions)	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23		3Q22
						$	%	$	%
Loans and leases 90 days or more past due and accruing
Commercial, financial, and industrial (C&I)	$3	$1	$—	$11	$1	$2	NM	$1	109%
Commercial real estate	—	—	—	—	—	—	NM	—	NM
Consumer real estate	12	8	7	18	17	4	47	(5)	(31)
Credit card and other[5]	3	5	5	3	6	(2)	(47)	(3)	(55)
Total loans and leases 90 days or more past due and accruing	$17	$14	$12	$33	$24	$3	24%	$(7)	(30)%
Numbers may not foot due to rounding.

CONSOLIDATED NET CHARGE-OFFS (RECOVERIES)
Quarterly, Unaudited

	As of					3Q23 change vs.
(In millions, except ratio data)	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23		3Q22
Charge-off, Recoveries and Related Ratios						$	%	$	%
Gross Charge-offs
Commercial, financial, and industrial (C&I) *	$92	$19	$14	$24	$13	$73	NM	$79	NM
Commercial real estate	5	8	2	—	1	(4)	(43)	4	NM
Consumer real estate	1	1	1	1	1	—	(11)	—	(36)
Credit card and other[5]	7	5	5	7	7	2	51	—	3
Total gross charge-offs	$104	$33	$22	$32	$21	$71	NM	$83	NM
Gross Recoveries
Commercial, financial, and industrial (C&I)	$(5)	$(5)	$(2)	$(3)	$(2)	$—	(7)%	$(3)	NM
Commercial real estate	—	(1)	—	—	—	—	42	—	NM
Consumer real estate	(2)	(3)	(2)	(2)	(6)	1	19	4	64
Credit card and other[5]	(1)	(1)	(1)	(1)	(1)	—	4	—	10
Total gross recoveries	$(9)	$(9)	$(6)	$(6)	$(9)	$1	6%	$—	5%
Net Charge-offs (Recoveries)
Commercial, financial, and industrial (C&I) *	$86	$14	$12	$21	$11	$72	NM	$75	NM
Commercial real estate	4	8	2	—	—	(3)	(43)	4	NM
Consumer real estate	(2)	(2)	(2)	(2)	(5)	—	22	4	70
Credit card and other[5]	6	3	4	6	5	2	70	—	6
Total net charge-offs	$95	$23	$16	$26	$12	$72	NM	$83	NM

Annualized Net Charge-off (Recovery) Rates
Commercial, financial, and industrial (C&I) *	1.04%	0.18%	0.15%	0.27%	0.14%
Commercial real estate	0.12	0.23	0.05	—	0.01
Consumer real estate	(0.05)	(0.06)	(0.05)	(0.05)	(0.17)
Credit card and other[5]	2.77	1.65	1.93	2.76	2.46
Total loans and leases	0.61%	0.16%	0.11%	0.18%	0.08%
Numbers may not foot due to rounding.
•3Q23 increase driven by a single credit from a company in bankruptcy.

CONSOLIDATED ALLOWANCE FOR LOAN AND LEASE LOSSES AND RESERVE FOR UNFUNDED COMMITMENTS
Quarterly, Unaudited

	As of					3Q23 Change vs.
(In millions)	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23		3Q22
Summary of Changes in the Components of the Allowance For Credit Losses						$	%	$	%
Allowance for loan and lease losses - beginning	$737	$715	$685	$664	$624	$22	3%	$113	18%
Cumulative effect of change in accounting principle:
Commercial, financial, and industrial (C&I)	—	—	1	—	—	—	NM	—	NM
Commercial real estate	—	—	—	—	—	—	NM	—	NM
Consumer real estate	—	—	(7)	—	—	—	NM	—	NM
Credit card and other[5]	—	—	—	—	—	—	NM	—	NM
Total cumulative effect of change in accounting principles	—	—	(6)	—	—	—	NM	—	NM
Allowance for loan and lease losses - beginning, adjusted	$737	$715	$679	$664	$624	$22	3%	$113	18%
Charge-offs:
Commercial, financial, and industrial (C&I) *	(92)	(19)	(14)	(24)	(13)	(73)	NM	(79)	NM
Commercial real estate	(5)	(8)	(2)	—	(1)	4	43	(4)	NM
Consumer real estate	(1)	(1)	(1)	(1)	(1)	—	11	—	36
Credit card and other[5]	(7)	(5)	(5)	(7)	(7)	(2)	(51)	—	(3)
Total charge-offs	(104)	(33)	(22)	(32)	(21)	(71)	NM	(83)	NM
Recoveries:
Commercial, financial, and industrial (C&I)	5	5	2	3	2	—	7	3	NM
Commercial real estate	—	1	—	—	—	—	(42)	—	NM
Consumer real estate	2	3	2	2	6	(1)	(19)	(4)	(65)
Credit card and other[5]	1	1	1	1	1	—	(4)	—	(10)
Total Recoveries	9	9	6	6	9	(1)	(6)	—	(3)
Provision for loan and lease losses:
Commercial, financial, and industrial (C&I) *	96	15	27	35	32	81	NM	65	NM
Commercial real estate	14	16	6	(2)	8	(2)	(15)	6	79
Consumer real estate	5	10	15	5	5	(6)	(54)	(1)	(8)
Credit card and other[5]	3	3	4	9	7	—	4	(4)	(58)
Total provision for loan and lease losses:	118	45	52	46	52	73	NM	66	127
Allowance for loan and lease losses - ending	$760	$737	$715	$685	$664	$23	3%	$96	14%

Reserve for unfunded commitments - beginning	$90	$85	$87	$88	$80	$5	6%	$10	12%
Cumulative effect of change in accounting principle	—	—	—	—	—	—	NM	—	NM
Acquired reserve for unfunded commitments	—	—	—	—	—	—	NM	—	NM
Provision for unfunded commitments	(8)	5	(2)	(1)	8	(13)	NM	(16)	NM
Reserve for unfunded commitments - ending	$82	$90	$85	$87	$88	$(8)	(9)%	$(6)	(7)%
Total allowance for credit losses- ending	$842	$827	$800	$771	$752	$15	2%	$90	12%
Numbers may not foot due to rounding.
•3Q23 increase driven by a single credit from a company in bankruptcy.

CONSOLIDATED ASSET QUALITY RATIOS - ALLOWANCE FOR LOAN AND LEASE LOSSES
Quarterly, Unaudited

	As of
	3Q23	2Q23	1Q23	4Q22	3Q22

Allowance for loans and lease losses to loans and leases
Commercial, financial, and industrial (C&I)	1.01%	0.98%	1.01%	0.97%	0.93%
Commercial real estate	1.19%	1.14%	1.12%	1.10%	1.14%
Consumer real estate	1.67%	1.64%	1.65%	1.63%	1.63%
Credit card and other[5]	3.48%	3.79%	3.86%	3.72%	3.32%
Total allowance for loans and lease losses to loans and leases	1.23%	1.20%	1.21%	1.18%	1.16%
Allowance for loans and lease losses to nonperforming loans and leases
Commercial, financial, and industrial (C&I)	273%	177%	159%	202%	253%
Commercial real estate	135%	219%	238%	1,554%	1,422%
Consumer real estate	158%	154%	135%	131%	119%
Credit card and other[5]	1,364%	1,384%	1,439%	1,364%	1,070%
Total allowance for loans and lease losses to nonperforming loans and leases	193%	183%	169%	217%	228%

Allowance for credit losses ratios
Total allowance for credit losses to loans and leases[4]	1.36%	1.35%	1.35%	1.33%	1.31%
Total allowance for credit losses to nonperforming loans and leases[4]	214%	206%	189%	244%	258%
See footnote disclosures on page 20.

REGIONAL BANKING
Quarterly, Unaudited

						3Q23 Change vs.
	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23			3Q22
						$/bp		%	$/bp		%
Income Statement (millions)
Net interest income	$583	$612	$586	$544	$518	$(29)		(5)%	$65		13%
Noninterest income	109	109	107	107	110	—		—	(1)		(1)
Total revenue	692	721	693	650	627	(29)		(4)	65		10
Noninterest expense	318	321	320	321	302	(3)		(1)	16		5
Pre-provision net revenue[3]	374	399	373	330	326	(25)		(6)	48		15
Provision for credit losses	104	43	41	30	43	61		142	61		142
Income before income tax expense	270	356	331	300	283	(86)		(24)	(13)		(5)
Income tax expense	63	84	78	70	66	(21)		(25)	(3)		(5)
Net income	$207	$272	$253	$229	$216	$(65)		(24)%	$(9)		(4)%

Average Balances (billions)
Total loans and leases	$43.9	$42.9	$41.8	$41.1	$40.1	$1.0		2%	$3.8		9%
Interest-earning assets	43.9	42.9	41.8	41.1	40.1	1.0		2	3.8		9
Total assets	46.7	45.6	44.5	43.8	42.8	1.1		2	3.9		9
Total deposits	58.8	55.9	57.8	59.6	61.9	2.9		5	(3.1)		(5)

Key Metrics
Net interest margin[6]	5.30%	5.75%	5.71%	5.27%	5.15%	(45)	bp		15	bp
Efficiency ratio	45.97%	44.59%	46.21%	49.30%	48.11%	138	bp		(214)	bp
Loans-to-deposits ratio (period-end balances)	74.40%	74.98%	73.95%	70.81%	66.77%	(58)	bp		763	bp
Loans-to-deposits ratio (average-end balances)	74.78%	76.72%	72.39%	69.02%	64.78%	(194)	bp		1,000	bp
Return on average assets (annualized)	1.76%	2.39%	2.31%	2.08%	2.01%	(63)	bp		(25)	bp
Return on allocated equity[7]	22.19%	29.55%	27.96%	25.21%	24.14%	(736)	bp		(195)	bp
Financial center locations	418	417	417	417	417	1		—%	1		—%
Numbers may not add to total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 20.

Regional Banking segment: Offers financial products and services, including traditional lending and deposit taking, to consumer and commercial customers primarily in the southern and southeastern U.S. and other selected markets. Regional Banking also provides investment, wealth management, financial planning, trust and asset management services for consumer customers.

SPECIALTY BANKING
Quarterly, Unaudited

						3Q23 Change vs.
	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23			3Q22
						$/bp		%	$/bp		%
Income Statement (millions)
Net interest income	$135	$130	$125	$134	$138	$5		4%	$(3)		(2)%
Noninterest income	46	48	53	47	64	(2)		(4)	(18)		(28)
Total revenue	181	177	179	181	203	4		2	(22)		(11)
Noninterest expense	89	88	93	93	105	1		1	(16)		(15)
Pre-provision net revenue[3]	92	89	86	87	97	3		3	(5)		(5)
Provision for credit losses	6	10	10	18	17	(4)		(40)	(11)		(65)
Income before income tax expense	87	79	76	70	80	8		10	7		9
Income tax expense	21	19	18	17	19	2		11	2		11
Net income	$66	$60	$57	$53	$61	$6		10%	$5		8%

Average Balances (billions)
Total loans and leases	$17.0	$16.5	$15.8	$15.9	$15.9	$0.5		3%	$1.1		7%
Interest-earning assets	19.3	18.7	18.1	18.4	18.6	0.6		3	0.7		4
Total assets	20.7	20.0	19.4	19.6	19.7	0.7		3	1.0		5
Total deposits	3.3	3.1	3.6	4.3	5.2	0.2		6	(1.9)		(36)

Key Metrics
Fixed income product average daily revenue (thousands)	$301	$348	$437	$403	$524	$(47)		(14)%	$(223)		(43)%
Net interest margin[6]	2.78%	2.77%	2.80%	2.89%	2.96%	1	bp		(18)	bp
Efficiency ratio	49.10%	49.60%	52.19%	51.69%	52.03%	(50)	bp		(293)	bp
Loans-to-deposits ratio (period-end balances)	509%	559%	504%	426%	378%	(5,000)	bp		13,096	bp
Loans-to-deposits ratio (average-end balances)	517%	537%	440%	370%	307%	(2,000)	bp		20,983	bp
Return on average assets (annualized)	1.26%	1.20%	1.20%	1.06%	1.22%	6	bp		4	bp
Return on allocated equity[7]	15.40%	14.92%	14.69%	13.05%	14.74%	48	bp		66	bp
Numbers may not add to total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 20.

Specialty Banking segment: Consists of lines of business that deliver product offerings and services with specialized industry knowledge. Specialty Banking’s lines of business include asset-based lending, mortgage warehouse lending, commercial real estate, franchise finance, correspondent banking, equipment finance, mortgage, and title insurance (prior to July 2022). In addition to traditional lending and deposit taking, Specialty Banking also delivers treasury management solutions, loan syndications, and international banking. Additionally, Specialty Banking has a line of business focused on fixed income securities sales, trading, underwriting, and strategies for institutional clients in the U.S. and abroad, as well as loan sales, portfolio advisory services, and derivative sales.

CORPORATE
Quarterly, Unaudited

						3Q23 Change vs.
	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23		3Q22
						$	%	$	%
Income Statement (millions)
Net interest income/(expense)	$(113)	$(111)	$(24)	$31	$6	$(2)	(2)%	$(119)	NM
Noninterest income	18	244	11	21	39	(226)	(93)	(21)	(54)
Total revenues	(95)	133	(13)	52	45	(228)	NM	(140)	NM
Noninterest expense	67	146	64	90	61	(79)	(54)	6	10
Pre-provision net revenue[3]	(162)	(13)	(77)	(38)	(17)	(149)	NM	(145)	NM
Provision for credit losses	—	(4)	(1)	(3)	—	4	100	—	NM
Income before income tax expense	(162)	(10)	(76)	(35)	(17)	(152)	NM	(145)	NM
Income tax expense (benefit)	(32)	(7)	(21)	(23)	(8)	(25)	NM	(24)	NM
Net income/(loss)	$(130)	$(3)	$(55)	$(12)	$(9)	$(127)	NM	$(121)	NM

Average Balance Sheet (billions)
Interest bearing assets	$13.0	$13.7	$12.1	$13.3	$17.3	$(0.7)	(5)%	$(4.3)	(25)%
Total assets	15.9	16.7	14.9	16.0	20.0	(0.8)	(5)	(4.1)	(20)
Numbers may not add to total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.

Corporate segment: Consists primarily of corporate support functions including risk management, audit, accounting, finance, executive office, and corporate communications. Shared support services such as human resources, properties, technology, credit risk and bank operations are allocated to the activities of Regional Banking, Specialty Banking, and Corporate. Additionally, the Corporate segment includes centralized management of capital and funding to support the business activities of the company including management of wholesale funding, liquidity, and capital management and allocation. Finally, the Corporate segment includes the revenue and expense associated with run-off businesses such as pre-2009 mortgage banking elements, run-off consumer and trust preferred loan portfolios, and other exited businesses.

FOOTNOTES
1 Taxable equivalent interest income and interest expense are non-GAAP measures and reconcile to net interest income (GAAP) in the table.
2 Occupancy and Equipment expense includes Computer Software Expense.
3 Pre-provision net revenue is a non-GAAP measure and is reconciled to income before income taxes (GAAP) in the table.
4 Represents a non-GAAP measure and is reconciled to the nearest GAAP measure in the non-GAAP to GAAP reconciliations beginning on page 21.
5 Credit card and other includes $187.1 million of commercial credit card balances at September 30, 2023.
6 Net interest margin is computed using total NII adjusted for FTE assuming a statutory federal income tax rate of 21 percent, and, where applicable state taxes.
7 Segment equity is allocated based on an internal allocation methodology.
8 2Q23 includes 19.7 million share impact of Series G convertible securities issued in connection with TD transaction based on the final conversion rate; 1Q23, 4Q22 and 3Q22 include 27.5 million shares based on the original maximum conversion rate.
9 3Q23 increase driven by the conversion of Series G convertible securities issued in connection with TD transaction.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions, except per share data)	3Q23	2Q23	1Q23	4Q22	3Q22

Tangible Common Equity (Non-GAAP)
(A) Total equity (GAAP)	$8,794	$8,960	$8,895	$8,547	$8,283
Less: Noncontrolling interest (a)	295	295	295	295	295
Less: Preferred stock (a)	520	520	1,014	1,014	1,014
(B) Total common equity	$7,978	$8,144	$7,586	$7,238	$6,974
Less: Intangible assets (GAAP) (b)	1,709	1,720	1,732	1,744	1,757
(C) Tangible common equity (Non-GAAP)	$6,270	$6,424	$5,853	$5,494	$5,217

Tangible Assets (Non-GAAP)
(D) Total assets (GAAP)	$82,533	$85,071	$80,729	$78,953	$80,299
Less: Intangible assets (GAAP) (b)	1,709	1,720	1,732	1,744	1,757
(E) Tangible assets (Non-GAAP)	$80,825	$83,351	$78,997	$77,209	$78,542

Period-end Shares Outstanding
(F) Period-end shares outstanding	559	559	538	537	537

Ratios
(A)/(D) Total equity to total assets (GAAP)	10.65%	10.53%	11.02%	10.83%	10.32%
(C)/(E) Tangible common equity to tangible assets (“TCE/TA”) (Non-GAAP)	7.76%	7.71%	7.41%	7.12%	6.64%
(B)/(F) Book value per common share (GAAP)	$14.28	$14.58	$14.11	$13.48	$12.99
(C)/(F) Tangible book value per common share (Non-GAAP)	$11.22	$11.50	$10.89	$10.23	$9.72
(a)     Included in Total equity on the Consolidated Balance Sheet.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not foot due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions, except per share data)		3Q23	2Q23	1Q23	4Q22	3Q22

Adjusted Diluted EPS
Net income available to common shareholders ("NIAC") (GAAP)	a	$129	$317	$243	$258	$257
Plus Tax effected notable items (Non-GAAP) (a)		$20	$(98)	$16	$34	$(5)
Adjusted net income available to common shareholders (Non-GAAP)	b	$150	$219	$259	$293	$252

Diluted Shares (GAAP)[8]	c	561	561	572	572	570

Diluted EPS (GAAP)	a/c	$0.23	$0.56	$0.43	$0.45	$0.45
Adjusted diluted EPS (Non-GAAP)	b/c	$0.27	$0.39	$0.45	$0.51	$0.44

Adjusted Net Income ("NI") and Adjusted Return on Assets ("ROA")
Net Income ("NI") (GAAP)		$142	$329	$256	$270	$268
Plus Tax effected notable items (Non-GAAP) (a)		$20	$(98)	$16	$34	$(5)
Adjusted NI (Non-GAAP)		$163	$231	$271	$304	$263

NI (annualized) (GAAP)	d	$565	$1,320	$1,037	$1,070	$1,063
Adjusted NI (annualized) (Non-GAAP)	e	$646	$928	$1,100	$1,206	$1,045

Average assets (GAAP)	f	$83,220	$82,304	$78,841	$79,521	$82,551

ROA (GAAP)	d/f	0.68%	1.60%	1.32%	1.35%	1.29%
Adjusted ROA (Non-GAAP)	e/f	0.78%	1.13%	1.40%	1.52%	1.27%

Return on Average Common Equity ("ROCE")/ Return on Average Tangible Common Equity ("ROTCE")/ Adjusted ROTCE
Net income available to common shareholders ("NIAC") (annualized) (GAAP)	g	$513	$1,270	$987	$1,025	$1,020
Adjusted Net income available to common shareholders (annualized) (Non-GAAP)	h	$594	$878	$1,050	$1,161	$1,001

Average Common Equity (GAAP)	i	$8,163	$7,747	$7,398	$7,106	$7,360
Intangible Assets (GAAP) (b)		1,714	1,726	1,738	1,750	1,767
Adjusted Average Tangible Common Equity (Non-GAAP)	j	$6,448	$6,021	$5,659	$5,356	$5,593

ROCE (GAAP)	g/i	6.28%	16.40%	13.34%	14.42%	13.85%
ROTCE (Non-GAAP)	g/j	7.95%	21.10%	17.43%	19.14%	18.23%
Adjusted ROTCE (Non-GAAP)	h/j	9.21%	14.59%	18.55%	21.68%	17.89%
(a)     Amounts adjusted for notable items as detailed on page 9.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not foot due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

(In millions)		3Q23	2Q23	1Q23	4Q22	3Q22

Adjusted Noninterest Income as a % of Total Revenue
Noninterest income (GAAP)	k	$173	$400	$171	$174	$213
Plus notable items (GAAP) (a)		—	(225)	—	(1)	(32)
Adjusted noninterest income (Non-GAAP)	l	$173	$175	$171	$173	$181

Revenue (GAAP)	m	$778	$1,031	$859	$882	$875
Taxable-equivalent adjustment		4	4	4	4	4
Revenue- Taxable-equivalent (Non-GAAP)		782	1,035	863	886	878
Plus notable items (GAAP) (a)		—	(225)	—	(1)	(32)
Adjusted revenue (Non-GAAP)	n	$782	$810	$863	$885	$847

Noninterest income as a % of total revenue (GAAP)	k/m	22.27%	38.82%	19.94%	19.68%	24.30%
Adjusted noninterest income as a % of total revenue (Non-GAAP)	l/n	22.16%	21.63%	19.85%	19.55%	21.37%

Adjusted Efficiency Ratio
Noninterest expense (GAAP)	o	$474	$555	$478	$503	$468
Plus notable items (GAAP) (a)		(10)	(95)	(21)	(46)	(25)
Adjusted noninterest expense (Non-GAAP)	p	$465	$461	$457	$458	$444

Revenue (GAAP)	q	$778	$1,031	$859	$882	$875
Taxable-equivalent adjustment		4	4	4	4	4
Revenue- Taxable-equivalent (Non-GAAP)		782	1,035	863	886	878
Plus notable items (GAAP) (a)		—	(225)	—	(1)	(32)
Adjusted revenue (Non-GAAP)	r	$782	$810	$863	$885	$847

Efficiency ratio (GAAP)	o/q	60.92%	53.87%	55.65%	57.07%	53.56%
Adjusted efficiency ratio (Non-GAAP)	p/r	59.39%	56.90%	52.95%	51.70%	52.42%
(a)     Amounts adjusted for notable items as detailed on page 9.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not foot due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions)

	Period-end				Average
	3Q23	2Q23	3Q23 vs. 2Q23		3Q23	2Q23	3Q23 vs. 2Q23
Loans excluding LMC
Total Loans (GAAP)	$61,778	$61,295	$483	1%	$61,432	$59,924	$1,508	3%
LMC (GAAP)	2,237	2,691	(454)	(17)%	2,353	2,262	90	4%
Total Loans excl. LMC (Non-GAAP)	59,541	58,604	937	2%	59,079	57,662	1,417	2%
Total Consumer (GAAP)	14,494	14,289	205	1%	14,391	13,873	518	4%
Total Commercial excl. LMC (Non-GAAP)	45,047	44,315	732	2%	44,688	43,789	899	2%
Total CRE (GAAP)	14,121	13,891	230	2%	13,999	13,628	371	3%
Total C&I excl. LMC (Non-GAAP)	$30,926	$30,424	$502	2%	$30,689	$30,161	$528	2%
Numbers may not foot due to rounding.

		3Q23	2Q23	1Q23	4Q22	3Q22
Allowance for credit losses to loans and leases and Allowance for credit losses to nonperforming loans and leases
Allowance for loan and lease losses (GAAP)	A	$760	$737	$715	$685	$664
Reserve for unfunded commitments (GAAP)		82	90	85	87	88
Allowance for credit losses (Non-GAAP)	B	$842	$827	$800	$771	$752

Loans and leases (GAAP)	C	$61,778	$61,295	$59,045	$58,101	$57,354
Nonaccrual loans and leases (GAAP)	D	$394	$402	$424	$316	$292

Allowance for loans and lease losses to loans and leases (GAAP)	A/C	1.23%	1.20%	1.21%	1.18%	1.16%
Allowance for credit losses to loans and leases (Non-GAAP)	B/C	1.36%	1.35%	1.35%	1.33%	1.31%

Allowance for loans and lease losses to nonperforming loans and leases (GAAP)	A/D	193%	183%	169%	217%	228%
Allowance for credit losses to nonperforming loans and leases (Non-GAAP)	B/D	214%	206%	189%	244%	258%
Numbers may not foot due to rounding.

GLOSSARY OF TERMS
Common Equity Tier 1 Ratio: Ratio consisting of common equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, less disallowed portions of goodwill, other intangibles, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Fully Taxable Equivalent (“FTE”): Reflects the amount of tax-exempt income adjusted to a level that would yield the same after-tax income had that income been subject to taxation.

Tier 1 Capital Ratio: Ratio consisting of shareholders’ equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, plus qualifying portions of noncontrolling interests, less disallowed portions of goodwill, other intangible assets, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Key Ratios
Return on Average Assets: Ratio is annualized net income to average total assets.

Return on Average Common Equity: Ratio is annualized net income available to common shareholders to average common equity.

Return on Average Tangible Common Equity: Ratio is annualized net income available to common shareholders to average tangible common equity.

Noninterest Income as a Percentage of Total Revenue: Ratio is noninterest income to total revenue - taxable equivalent.

Efficiency Ratio: Ratio is noninterest expense to total revenue - taxable equivalent .

Leverage Ratio: Ratio is tier 1 capital to average assets for leverage.

Asset Quality - Consolidated Key Ratios
Nonperforming loans and leases ("NPL") %: Ratio is nonaccruing loans and leases in the loan portfolio to total period-end loans and leases.

Net charge-offs %: Ratio is annualized net charge-offs to total average loans and leases.

Allowance / loans and leases: Ratio is allowance for loan and lease losses to total period-end loans and leases.

Allowance / Nonperforming loans and leases: Ratio is allowance for loan and lease losses to nonperforming loans and leases in the loan portfolio.

Allowance / charge-offs: Ratio is allowance for loan and lease losses to annualized net charge-offs.

Operating Segments
Regional Banking segment: Offers financial products and services, including traditional lending and deposit taking, to consumer and commercial customers primarily in the southern and southeastern U.S. and other selected markets. Regional Banking also provides investment, wealth management, financial planning, trust and asset management services for consumer customers.

Specialty Banking segment: Consists of lines of business that deliver product offerings and services with specialized industry knowledge. Specialty Banking’s lines of business include asset-based lending, mortgage warehouse lending, commercial real estate, franchise finance, correspondent banking, equipment finance, mortgage, and title insurance (prior to July 2022). In addition to traditional lending and deposit taking, Specialty Banking also delivers treasury management solutions, loan syndications, and international banking. Additionally, Specialty Banking has a line of business focused on fixed income securities sales, trading, underwriting, and strategies for institutional clients in the U.S. and abroad, as well as loan sales, portfolio advisory services, and derivative sales.

Corporate segment: Consists primarily of corporate support functions including risk management, audit, accounting, finance, executive office, and corporate communications. Shared support services such as human resources, properties, technology, credit risk and bank operations are allocated to the activities of Regional Banking, Specialty Banking, and Corporate. Additionally, the Corporate segment includes centralized management of capital and funding to support the business activities of the company including management of wholesale funding, liquidity, and capital management and allocation. Finally, the Corporate segment includes the revenue and expense associated with run-off businesses such as pre-2009 mortgage banking elements, run-off consumer and trust preferred loan portfolios, and other exited businesses.